Exhibit 10.12
AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This Amendment No. 1 to Second Amended and Restated Credit Agreement (this “Amendment”) is entered into as of February 1, 2016 by and among Vera Bradley Designs, Inc., an Indiana corporation (the “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A, individually and as administrative agent (the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and the Lenders are party to that certain Second Amended and Restated Credit Agreement dated as of July 15, 2015 (the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
B.    The Borrower, the Lenders party hereto and the Administrative Agent wish to amend the Credit Agreement on the terms and conditions set forth below.
Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1.    Amendments to Credit Agreement. Upon the First Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:
(a)    Section 6.01 is amended by (i) relettering clauses (h) and (i), respectively, as clauses (i) and (j), respectively and (ii) inserting a new clause (h) between clauses (g) and (i) reading as follows:
Indebtedness of Foreign Subsidiaries arising out of loans and advances permitted by Section 6.04(g);

(b)    Section 6.04(c) is amended and restated in its entirety to read as follows:

loans, advances or investments made among the Domestic Credit Parties and guarantees by Domestic Credit Parties of obligations of other Domestic Credit Parties (other than obligations of Holdings);

(c)    Section 6.04(g) is amended and restated in its entirety to read as follows:
loans, advances or investments by the Borrower or any of its Subsidiaries to or in Foreign Subsidiaries in an aggregate amount (calculated by reference to the initial amounts thereof without giving effect to subsequent appreciation or depreciation of the value of the investment or dividends or distributions in respect thereof but giving effect to repayments of the principal amount of loans and advances) not to exceed $50,000,000 at any time outstanding;

(d)    Section 6.07 is amended and restated in its entirety to read as follows:

Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Credit Parties not involving any other Affiliate, (c) any Restricted Payment permitted by Section 6.06 and (d) any loan or advance permitted by Section 6.01(h).

2.    Representations and Warranties of the Borrower. The Borrower represents and warrants that:
(a)    The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or by general principles of equity;
(b)    Each of the representations and warranties contained in the Credit Agreement and the other Credit Documents is true and correct on and as of the date hereof (except to the extent that such representation or warranty expressly refers to an earlier date, in which case it shall be true and correct as of such earlier date); and
(c)    No Default has occurred and is continuing.
3.    Effective Date. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the following conditions have been satisfied:
(a)    the execution and delivery hereof by the Borrower, the Required Lenders and the Administrative Agent;
(b)    the execution and delivery by Holdings and each of the Subsidiary Guarantors of a Reaffirmation (the “Reaffirmation”) substantially in the form of Exhibit A hereto;
(c)    the Borrower shall have paid or reimbursed, to the extent invoiced, all out of pocket expenses (including legal fees) required to be reimbursed or paid by the Borrower pursuant hereto or to the Credit Agreement; and
(d)    the Administrative Agent shall have received such other certificates, resolutions, documents and agreements as the Administrative Agent may reasonably request.
4.    Reference to and Effect Upon the Credit Documents.
(a)    Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall be deemed to be a Credit Document.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.
5.    Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.
6.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
8.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart hereof.
[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.
VERA BRADLEY DESIGNS, INC.

By	/s/ Sheryl Miller
Name:	Sheryl Miller
Title:	VP, Corporate Controller

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By	/s/ Morgan K. Boudler
Name:	Morgan K. Boudler
Title:	Executive Director

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender

By	/s/ John E. Burda
Name:	John E. Burda
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Corinna Ladd
Name:	Corinna Ladd
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement]

KeyBank National Association, as a Lender

By	/s/ Marianne T. Meil
Name:	Marianne T. Meil
Title:	KeyBank National Association

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement]

EXHIBIT A
REAFFIRMATION
Each of the undersigned (i) acknowledges receipt of a copy of Amendment No. 1 to Second Amended and Restated Credit Agreement (the “Amendment”), amending the Second Amended and Restated Credit Agreement dated as of July 15, 2015 (the “Credit Agreement”), (ii) consents to the Amendment and each of the transactions referenced therein, and (iii) hereby reaffirms its obligations, as applicable, under the Subsidiary Guaranty dated as of July 15, 2015 and the Parent Guaranty dated as of July 15, 2015, each, in favor of JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used herein shall have the meanings ascribed to them by the Credit Agreement.

Dated as of February 1, 2016
VERA BRADLEY, INC.

By:	/s/ Sheryl Miller
Title:	VP, Corporate Controller

VERA BRADLEY SALES, LLC

By:	/s/ Sheryl Miller
Title:	VP, Corporate Controller

VERA BRADLEY INTERNATIONAL, LLC

By:	/s/ Sheryl Miller
Title:	VP, Corporate Controller